UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2008 (February 14, 2008)
Tufco Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21018	39-1723477

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PO Box 23500, Green Bay, Wisconsin	54305

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 920.336.0054
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	ELECTION OF A DIRECTOR
     On February 14, 2008, the Board of Directors of Tufco Technologies, Inc. (the “Company”) elected Mr. Richard M. Segel to its Board of Directors pursuant to the Company’s By-laws, at its regularly scheduled Board of Directors’ meeting.
     Mr. Segel (67) is President of Highlands, LLC, founded in 2005, which provides consulting, investment and advisory services to businesses and private equity investors.
     There have been no transactions between Mr. Segel and the Company over the last two years and none are contemplated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUFCO TECHNOLOGIES, INC.
Dated: February 15, 2008	By:	/s/ Michael B. Wheeler
Michael B. Wheeler
Executive Vice President, Chief Financial Officer and Chief Operating Officer